                                                                    EXHIBIT 10.9


                             EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the Effective
                                      ---------
Date indicated below by and between HealthCentral.com, a California corporation ("Parent") and Deryk Van Brunt ("Employee").
                                 --------

                                  BACKGROUND

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization (the "Plan") dated as of ______, 1999
                                           ----
among Parent, HC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Windom Health Enterprises, a California
                       ----------
corporation ("Company"), pursuant to which Company is to merge with and into
              -------
Merger Sub, Merger Sub will continue as the surviving corporation in the merger, and the shares of Company capital stock outstanding immediately prior to the effective time of the merger will be converted into shares of Parent Common Stock, all as set forth in the Plan (the "Merger"). The date on which the Merger
                                          ------
becomes effective will be the effective date of this Agreement (the "Effective
                                                                     ---------
Date").
- ----

     Employee is COO of Company and has been actively involved in the development and/or marketing of Company's products. Parent intends to continue the business of Company after the Merger and integrate such business into Parent's ongoing business as a subsidiary of Parent.

     Employee acknowledges and agrees that, prior to or concurrently with the execution of this Agreement, Employee has terminated, or will terminate, Employee's employment agreement dated _____ between the Company and Employee (the "Windom Employment Agreement"), and that neither the Company, the Merger
      ---------------------------
Sub or Parent will have any obligations under the Windom Employment Agreement, including but not limited to the obligation to issue Employee any options to purchase shares, or shares of capital stock, of Parent.

     To preserve and protect the assets of Company, including Company's goodwill, customers and trade secrets of which Employee has and will have knowledge in Employee's role as an employee of Parent and to preserve and protect Parent's goodwill and business interests going forward, and in consideration for Parent's entering into and performing under the Plan, Employee has agreed to enter into this Agreement.

     In addition, as required by and defined in Section 5 below, Employee is concurrently herewith entering into a Proprietary Information and Non-Solicitation Agreement in favor of Parent designed to protect Parent's proprietary rights.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein, Parent and Employee hereby agree as follows:

     1.  Duties. Employee will be employed as a full-time employee of Parent
         ------
and initially will serve as SVP Operations, and agrees to perform such services as are commensurate with such a position and as may be required or directed by the Chief Executive

Officer of Parent. Employee agrees to perform such other duties and responsibilities as may be reasonably required of him by the Chief Executive Officer of Parent. Employee agrees that, to the best of Employee's ability and experience, Employee will at all times conscientiously perform all of the duties and obligations assigned to Employee in accordance with this Agreement.

     2.  Full-time Employment. Employee's employment will be on a full-time
         --------------------
basis, in accordance with standard employee policies for Parent. Except for such activities, if any, as may be set forth in Exhibit A attached hereto or as may
                                           ---------
hereafter be consented to by Parent in its sole discretion, Employee will not engage in any other business or render any commercial or professional services, directly or indirectly, to any other person or organization, whether for compensation or otherwise, provided that Employee may (i) provide incidental assistance to family members on matters of family business, and (ii) sit on the boards of charitable and nonprofit organizations which do not compete with Parent, provided in each case that such activities do not conflict with or interfere with Employee's obligations to Parent. Employee may make personal investments in nonpublicly traded corporations, partnerships or other entities, which do not at the time of such investment provide health information, products and services directly to the general public (including linkages between consumers and health providers, payors and ancillary entities) in various media, including but not limited to radio, television, Internet, interactive television, interactive cable and satellite (the foregoing description of business activities and markets shall be referred to in this Agreement as "Competitive Businesses"). Notwithstanding anything to the contrary contained in
 ----------------------
this Agreement, Employee may make personal investments in publicly traded corporations regardless of the business they are engaged in, provided that Employee does not at any time own in excess of 1% of the issued and outstanding stock of any such publicly traded corporation that is engaged in any Competitive Businesses.

     3.  Place of Employment. During the term of employment, Employee shall
         -------------------
render his services principally at the principal executive offices of Parent. In addition, Employee shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder.

     4.  Compensation.
         -------------

          (a)  Salary. Employee's initial monthly base salary shall be
               ------
$10,000.00 per month (the "Monthly Base Salary") ($118,000.00 on an annualized
                           -------------------
basis), subject to review and adjustment from time to time thereafter in accordance with the Company's policies. Such salary shall be paid in accordance with Parent's normal payroll practices.

          (b) Bonus Plan. In addition to the base salary specified in Section
              ----------
4(a), Employee shall be eligible to participate in any bonus plan adopted by Parent, provided however that Parent is not obligated to adopt any such bonus plan.

          (c) Business Expenses. Parent shall reimburse Employee for all
              -----------------
reasonable business expenses incurred by Employee in the course of performing services for Parent under this Agreement in accordance with Parent's then existing policy relating to reimbursement of business expenses for Parent's employees.

          (d) Other Benefits. Employee will be entitled to participate in or
              --------------
receive benefits commensurate with Employee's position and those of similarly situated employees of Parent in accordance with Parent's standard employee policies in effect from time to time. Parent may change, amend, modify or terminate any benefit plan from time to time.

          (e) Withholding, Etc. Parent may make such deductions, withholdings
              ----------------
and other payments from all sums payable pursuant to this Agreement which are required by law or as Employee requests for taxes and other charges.

     5.  Confidentiality and Noncompetition. Simultaneously with the execution
         ----------------------------------
of this Agreement, Employee is executing and delivering and hereby adopts and agrees to be bound by Parent's standard Proprietary Information and Inventions Agreement, a copy of which is attached to this Agreement as Exhibit B (the
                                                            ---------
"Proprietary Information and Non-Solicitation Agreement"), which is deemed a
 ------------------------------------------------------
part of this Agreement.

     6.  Termination. Employee's employment with the Company will be on an "at
         -----------
will" basis, which means that either Employee or Parent may terminate Employee's employment at any time for any reason or no reason, without further obligation or liability, subject to the terms and conditions of this Agreement. In particular,

          (a) Employee's employment shall terminate upon the death of Employee.

          (b) Parent may terminate Employee's employment by written notice to Employee in the event Employee is or will be unable, for a period of three or more months, due to illness, accident or other physical or mental incapacity, to perform his duties hereunder.

          (c) Parent may terminate Employee's employment for "Cause" (as defined below) by written notice to Employee.

          (d) Parent may terminate Employee's employment for any other reason by written notice to Employee.

          (e) Employee may terminate Employee's employment for any reason at any time by written notice to Parent.

          (f) Sections 5, 6, 7 and 9 of this Agreement and the Proprietary Information and Non-Solicitation Agreement shall survive the termination of this Agreement as a result of the termination of Employee's employment for any reason.

     7.  Definition of "Cause." As used in Section 6 of this Agreement, the term
         --------------------
"Cause" shall mean:

          (a) Employee personally engaging in knowing and intentional illegal conduct which is seriously injurious to Parent or its affiliates;

          (b) Employee being convicted of a felony, or committing an act of dishonesty or fraud against, or the misappropriation of property belonging to, Parent or its affiliates;

          (c) The performance by Employee of those acts identified in Section 2924 of the California Labor Code;

          (d) Employee knowingly and intentionally breaching any material term of this Agreement or the Proprietary Information and Non-Solicitation Agreement;

          (e) Employee's commencement of employment with another employer while he is an employee of Parent; or

          (f) any material breach by Employee of any material provision of this Agreement or the Proprietary Information and Non-Solicitation Agreement which continues uncured for 30 days following notice thereof.

     8.  Severance Payment. If Parent terminates Employee's employment pursuant
         -----------------
to Section 6(d) during the period beginning on the Effective Date and ending one year thereafter (the "Severance Period"), then Parent will pay Employee on a
                      ----------------
monthly basis and at a monthly rate the Monthly Base Salary for each month remaining in the Severance Period (subject to proration for any partial month so remaining), subject to Employee's continued compliance with all the terms of the Proprietary Information and Non-Solicitation Agreement and the surviving terms of this Agreement, and provided, however, that if Employee begins rendering
                       --------  -------
services as an employee or consultant in excess of twenty (20) hours per week to any person or entity during the Severance Period, then the Company will cease making such severance payments at such time.

     9.  Miscellaneous.
         -------------

          (a) Notices. Any and all notices permitted or required to be given
              -------
under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (as evidenced by the sender's confirmation receipt), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or
(iii) forty-eight (48) hours after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this
Section 9(a):

If to Parent:      HealthCentral.com
                   Marketplace Tower
                   6001 Shellmound Street
                   Suite 800
                   Emeryville, CA 94608
                   fax: (510) 250-2701

                   Attn: Chief Executive Officer

If to Employee:  [name]     Deryk Van Brunt
                 [address]  137 Bolinas Ave.
                            Ross, CA 94960

          (b) Entire Agreement; Amendments. Employee acknowledges and agrees
              ----------------------------
that Employee has, prior to or concurrently with the execution of this Agreement, terminated the Windom Employment Agreement, and that neither the Company, the Merger Sub or Parent has any obligations under the Windom Employment Agreement, including but not limited to any obligation to issue Employee any options to purchase shares, or shares of capital stock, of Parent. This Agreement and the Proprietary Information and Non-Solicitation Agreement contain the entire agreement and supersede and replace all prior agreements between Parent and Employee or Company and Employee concerning Employee's employment. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c) Successors and Assigns. This Agreement will not be assignable by
              ----------------------
either Employee or Parent, except that the rights and obligations of Parent under this Agreement may be assigned to a corporation which becomes the successor to Parent as the result of a merger or other change of control of Parent and which continues the business of Parent, or any subsidiary of Parent.

          (d) Governing Law. This Agreement will be governed by and interpreted
              -------------
according to the substantive laws of the State of California without regard to such state's conflicts law.

          (e) No Waiver. The failure of either party to insist on strict
              ---------
compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f) Severability. Employee and Parent recognize that the limitations
              ------------
contained herein are reasonably and properly required for the adequate protection of the interests of Parent. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

          (g) Counterparts. This Agreement may be executed in counterparts which
              ------------
when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

          (h) Arbitration; Governing Law. To the fullest extent permitted by
              --------------------------
law, any dispute, claim or controversy of any kind (including but not limited to tort, contract and statute) arising under, in connection with, or relating to this Agreement or Employee's employment, shall be resolved exclusively by binding arbitration in Alameda County, California in accordance with the commercial roles of the American Arbitration Association then in effect. Parent and Employee agree to waive any objection to personal jurisdiction or venue in any forum located in Alameda County, California. No claim, lawsuit or action of any kind may be filed by either party to this Agreement (other than to enforce any such arbitration); arbitration is the exclusive dispute resolution mechanism between the parties hereto. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

          (i) Survival. The definitions contained in this Agreement and Section
              --------
9 shall survive the termination of this Agreement.

              [The remainder of this page is intentionally blank.]

     IN WITNESS WHEREOF, this Agreement is made and effective as of the Effective Date.

HEALTHCENTRAL.COM                          EMPLOYEE

                                           /s/ Deryk Van Brunt
By: ______________________________         _______________________________

    Name: ________________________
    Title: _______________________

Effective Date: __________________

                                   EXHIBIT A

                             PERMITTED ACTIVITIES

1. Deryk Van Brunt teaches 1 course (Health Intermetrics) at U.C. Berkeley's School of Public Health each year.

                                   EXHIBIT B

             PROPRIETARY INFORMATION AND NONSOLICITATION AGREEMENT

                              EMPLOYMENT AGREEMENT

     This EMPLOYMENT AGREEMENT (this "Agreement") is made as of the Effective
                                      ---------
Date indicated below by and between HealthCentral.com, a California corporation ("Parent") and Marcos Athanasoulis ("Employee").
                                     --------

                                   BACKGROUND

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization (the "Plan") dated as of 7/28, 1999
                                           ----
among Parent, HC Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Parent ("Merger Sub"), and Windom Health Enterprises, a California
                       ----------
corporation ("Company"), pursuant to which Company is to merge with and into
              -------
Merger Sub, Merger Sub will continue as the surviving corporation in the merger, and the shares of Company capital stock outstanding immediately prior to the effective time of the merger will be converted into shares of Parent Common Stock, all as set forth in the Plan (the "Merger"). The date on which the Merger
                                          ------
becomes effective will be the effective date of this Agreement (the "Effective
                                                                     ---------
Date").
- ----

     Employee is V.P., Engineering of Company and has been actively involved in the development and/or marketing of Company's products. Parent intends to continue the business of Company after the Merger and integrate such business into Parent's ongoing business as a subsidiary of Parent.

     Employee acknowledges and agrees that, prior to or concurrently with the execution of this Agreement, Employee has terminated, or will terminate, Employee's employment agreement dated 11/1/95 between the Company and Employee (the "Windom Employment Agreement"), and that neither the Company, the Merger
      ---------------------------
Sub or Parent will have any obligations under the Windom Employment Agreement, including but not limited to the obligation to issue Employee any options to purchase shares, or shares of capital stock, of Parent.

     To preserve and protect the assets of Company, including Company's goodwill, customers and trade secrets of which Employee has and will have knowledge in Employee's role as an employee of Parent and to preserve and protect Parent's goodwill and business interests going forward, and in consideration for Parent's entering into and performing under the Plan, Employee has agreed to enter into this Agreement.

     In addition, as required by and defined in Section 5 below, Employee is concurrently herewith entering into a Proprietary Information and Non-Solicitation Agreement in favor of Parent designed to protect Parent's proprietary rights.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein, Parent and Employee hereby agree as follows:

     1.  Duties. Employee will be employed as a full-time employee of Parent and
         ------
initially will serve as V.P., Engineering, and agrees to perform such services as are commensurate with such a position and as may be required or directed by the Chief Executive

Officer of Parent. Employee agrees to perform such other duties and responsibilities as may be reasonably required of him by the Chief Executive Officer of Parent. Employee agrees that, to the best of Employee's ability and experience, Employee will at all times conscientiously perform all of the duties and obligations assigned to Employee in accordance with this Agreement.

     2.  Full-time Employment. Employee's employment will be on a full-time
         --------------------
basis, in accordance with standard employee policies for Parent. Except for such activities, if any, as may be set forth in Exhibit A attached hereto or as may
                                           ---------
hereafter be consented to by Parent in its sole discretion, Employee will not engage in any other business or render any commercial or professional services, directly or indirectly, to any other person or organization, whether for compensation or otherwise, provided that Employee may (i) provide incidental assistance to family members on matters of family business, and (ii) sit on the boards of charitable and nonprofit organizations which do not compete with Parent, provided in each case that such activities do not conflict with or interfere with Employee's obligations to Parent. Employee may make personal investments in nonpublicly traded corporations, partnerships or other entities, which do not at the time of such investment provide health information, products and services directly to the general public (including linkages between consumers and health providers, payors and ancillary entities) in various media, including but not limited to radio, television, Internet, interactive television, interactive cable and satellite (the foregoing description of business activities and markets shall be referred to in this Agreement as "Competitive Businesses"). Notwithstanding anything to the contrary contained in
 ----------------------
this Agreement, Employee may make personal investments in publicly traded corporations regardless of the business they are engaged in, provided that Employee does not at any time own in excess of 1% of the issued and outstanding stock of any such publicly traded corporation that is engaged in any Competitive Businesses.

     3.  Place of Employment. During the term of employment, Employee shall
         -------------------
render his services principally at the principal executive offices of Parent. In addition, Employee shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder.

     4.  Compensation.
         ------------

         (a)  Salary. Employee's initial monthly base salary shall be $9166.66
              ------
per month (the "Monthly Base Salary") ($110,000 on an annualized basis),
                -------------------
subject to review and adjustment from time to time thereafter in accordance with the Company's policies. Such salary shall be paid in accordance with Parent's normal payroll practices within 30 days, an adjustment to at least $140,000 will be made. (Annual)

         (b)  Bonus Plan. In addition to the base salary specified in Section
              ----------
4(a), Employee shall be eligible to participate in any bonus plan adopted by Parent, provided however that Parent is not obligated to adopt any such bonus plan.

         (c)  Business Expenses. Parent shall reimburse Employee for all
              -----------------
reasonable business expenses incurred by Employee in the course of performing services for Parent under this Agreement in accordance with Parent's then existing policy relating to reimbursement of business expenses for Parent's employees.

          (d) Other Benefits. Employee will be entitled to participate in or
              --------------
receive benefits commensurate with Employee's position and those of similarly situated employees of Parent in accordance with Parent's standard employee policies in effect from time to time. Parent may change, amend, modify or terminate any benefit plan from time to time.

          (e) Withholding, Etc. Parent may make such deductions, withholdings
              ----------------
and other payments from all sums payable pursuant to this Agreement which are required by law or as Employee requests for taxes and other charges.

     5.   Confidentiality and Noncompetition. Simultaneously with the
          ----------------------------------
execution of this Agreement, Employee is executing and delivering and hereby adopts and agrees to be bound by Parent's standard Proprietary Information and Inventions Agreement, a copy of which is attached to this Agreement as Exhibit B
                                                                       ---------
(the "Proprietary Information and Non-Solicitation Agreement"), which is deemed
      ------------------------------------------------------
a part of this Agreement.

     6.   Termination. Employee's employment with the Company will be on an "at
          -----------
will" basis, which means that either Employee or Parent may terminate Employee's employment at any time for any reason or no reason, without further obligation or liability, subject to the terms and conditions of this Agreement. In particular,

          (a) Employee's employment shall terminate upon the death of Employee.

          (b) Parent may terminate Employee's employment by written notice to Employee in the event Employee is or will be unable, for a period of three or more months, due to illness, accident or other physical or mental incapacity, to perform his duties hereunder.

          (c) Parent may terminate Employee's employment for "Cause" (as defined below) by written notice to Employee.

          (d) Parent may terminate Employee's employment for any other reason by written notice to Employee.

          (e) Employee may terminate Employee's employment for any reason at any time by written notice to Parent.

          (f) Sections 5, 6, 7 and 9 of this Agreement and the Proprietary Information and Non-Solicitation Agreement shall survive the termination of this Agreement as a result of the termination of Employee's employment for any reason.

     7.   Definition of "Cause." As used in Section 6 of this Agreement, the
          --------------------
term "Cause" shall mean:

          (a) Employee personally engaging in knowing and intentional illegal conduct which is seriously injurious to Parent or its affiliates;

          (b) Employee being convicted of a felony, or committing an act of dishonesty or fraud against, or the misappropriation of property belonging to, Parent or its affiliates;

          (c) The performance by Employee of those acts identified in Section 2924 of the California Labor Code;

          (d) Employee knowingly and intentionally breaching any material term of this Agreement or the Proprietary Information and Non-Solicitation Agreement;

          (e) Employee's commencement of employment with another employer while he is an employee of Parent; or

          (f) any material breach by Employee of any material provision of this Agreement or the Proprietary Information and Non-Solicitation Agreement which continues uncured for 30 days following notice thereof.

     8.   Severance Payment. If Parent terminates Employee's employment pursuant
          -----------------
to Section 6(d) during the period beginning on the Effective Date and ending one year thereafter (the "Severance Period"), then Parent will pay Employee on a
                      ----------------
monthly basis and at a monthly rate the Monthly Base Salary for each month remaining in the Severance Period (subject to proration for any partial month so remaining), subject to Employee's continued compliance with all the terms of the Proprietary Information and Non-Solicitation Agreement and the surviving terms of this Agreement, and provided, however, that if Employee begins rendering
                       --------  -------
services as an employee or consultant in excess of twenty (20) hours per week to any person or entity during the Severance Period, then the Company will cease making such severance payments at such time.

     9.   Miscellaneous.
          -------------

          (a) Notices. Any and all notices permitted or required to be given
              -------
under this Agreement must be in writing. Notices will be deemed given (i) when personally received or when sent by facsimile transmission (as evidenced by the sender's confirmation receipt), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or
(iii) forty-eight (48) hours after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this
Section 9(a):

If to Parent:      HealthCentral.com
                   Marketplace Tower
                   6001 Shellmound Street
                   Suite 800
                   Emeryville, CA 94608
                   fax: (510) 250-2701

                   Attn: Chief Executive Officer

If to Employee:  [name]     Marcos Athanasoulis
                 [address]  277 Amherst Ave
                            Kensington, CA 94708

          (b) Entire Agreement; Amendments. Employee acknowledges and agrees
              ----------------------------
that Employee has, prior to or concurrently with the execution of this Agreement, terminated the Windom Employment Agreement, and that neither the Company, the Merger Sub or Parent has any obligations under the Windom Employment Agreement, including but not limited to any obligation to issue Employee any options to purchase shares, or shares of capital stock, of Parent. This Agreement and the Proprietary Information and Non-Solicitation Agreement contain the entire agreement and supersede and replace all prior agreements between Parent and Employee or Company and Employee concerning Employee's employment. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c) Successors and Assigns. This Agreement will not be assignable by
              ----------------------
either Employee or Parent, except that the rights and obligations of Parent under this Agreement may be assigned to a corporation which becomes the successor to Parent as the result of a merger or other change of control of Parent and which continues the business of Parent, or any subsidiary of Parent.

          (d) Governing Law. This Agreement will be governed by and interpreted
              -------------
according to the substantive laws of the State of California without regard to such state's conflicts law.

          (e) No Waiver. The failure of either party to insist on strict
              ---------
compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f) Severability. Employee and Parent recognize that the limitations
              ------------
contained herein are reasonably and properly required for the adequate protection of the interests of Parent. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

          (g) Counterparts. This Agreement may be executed in counterparts which
              ------------
when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

          (h) Arbitration: Governing Law. To the fullest extent permitted by
              --------------------------
law, any dispute, claim or controversy of any kind (including but not limited to tort, contract and statute) arising under, in connection with, or relating to this Agreement or Employee's employment, shall be resolved exclusively by binding arbitration in Alameda County, California in accordance with the commercial rules of the American Arbitration Association then in effect. Parent and Employee agree to waive any objection to personal jurisdiction or venue in any forum located in Alameda County, California. No claim, lawsuit or action of any kind may be filed by either party to this Agreement (other than to enforce any such arbitration); arbitration is the exclusive dispute resolution mechanism between the parties hereto. Judgment may be entered on the arbitrator's award in any court having jurisdiction.

          (i) Survival. The definitions contained in this Agreement and Section
              --------
9 shall survive the termination of this Agreement.

              [The remainder of this page is intentionally blank.]

     IN WITNESS WHEREOF, this Agreement is made and effective as of the Effective Date.

HEALTHCENTRAL.COM                            EMPLOYEE


By: ____________________________             /s/ Marcos Athanasoulis
                                             ------------------------------
    Name: ______________________
    Title: _____________________

Effective Date: ________________

                                   EXHIBIT A

                              PERMITTED ACTIVITIES

1) Consulting on Employee's own time for non-profit and/or government health care organizations provided that they are not a "competitive business." Employee agrees to notify Employer should said activities exceed 10 hours per month.

2)  Honorarians for speaking engagements not reimbursable by employer.

                                   EXHIBIT B

             PROPRIETARY INFORMATION AND NONSOLICITATION AGREEMENT